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September 22, 1997


VIA FACSIMILE AND U.S. MAIL

New York Stock Exchange, Inc.
20 Broad Street
New York, New York  10005

Attention: Ms. Lori Camlet-Shupak
           Managing Director
           Western Region

Dear Ms. Camlet-Shupak:

     Pursuant to Section 2, paragraph 204.14 of the New York Stock Exchange Listed Company Manual, we regretfully advise that Mr.
Bernard B. Heiler, a member of the Board of Directors and Vice President-Marketing and Sales of ZERO Corporation, passed away on September 21, 1997.

                              Very truly yours,

                              /S/ WILFORD D. GODBOLD, JR.
                              -----------------------------
                              Wilford D. Godbold, Jr.
                              President and Chief Executive Officer


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